EXHIBIT 99.2

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.]


                   TRAINING AND MARKETING SERVICES AGREEMENT

          THIS TRAINING AND MARKETING SERVICES AGREEMENT ("Agreement") is entered into as of the 29/th/ day of September, 2000, between PurchasePro.com, Inc., a Nevada corporation ("PurchasePro") and Gateway Companies, Inc., a Delaware corporation ("Gateway").

                                  WITNESSETH:

          WHEREAS, PurchasePro owns and operates a proprietary web-based electronic marketplace to enable buyers and sellers of products and services to effect transactions via the Internet (the "Global Marketplace") and offers for sale products and services in connection therewith;

          WHEREAS, Gateway is a direct marketer of personal computers and related products and services which also offers diversified products and services, such as software, peripherals, Internet access services, training programs, support programs and financing programs, including through its Gateway Country stores;

          WHEREAS, PurchasePro desires to purchase certain training and marketing services and products from Gateway for use in connection with its Global Marketplace, and Gateway desires to provide such services on the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereby agree as follows:

          1.      Training Services. Gateway shall provide Phase I Training
                  -----------------
                  Services and Phase II Training Services (each defined below, and collectively the "Training Services") on behalf of PurchasePro to individuals and entities using or interested in using PurchasePro products and services, including PurchasePro's Global Marketplace ("Users"). Phase I Training Services shall be delivered by Gateway to PurchasePro as soon as practicable upon execution of this Agreement, and Phase II Training Services shall be delivered to PurchasePro from time to time during the term of this Agreement as set forth below.

                  A. Phase I Training Services. As soon as practicable upon execution of this Agreement, Gateway shall provide PurchasePro with each of the following Training Services ("Phase I Training Services"): (i) development of content to be used in the provision by Gateway of Training Services hereunder, and training materials startup services to prepare all necessary facilities and properties of Gateway for use in connection with the performance by Gateway of its obligations hereunder with respect to Training Services to be rendered to Users, and (ii) Gateway Country store collateral development services to enable Gateway to provide Training Services to Users in its Gateway Country stores; provided, however, that in no event shall the retail value of Phase I Training Services to be provided by Gateway hereunder exceed $[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

                  B. Phase II Training Services. During the term of this Agreement, Gateway shall provide PurchasePro with each of the following Training Services ("Phase II Training Services"): (i) classroom training and e-commerce education seminars for PurchasePro products and services through Gateway Country store locations in the United States, the Internet and other computer-based delivery methods, (ii) training

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                         of Users in, and display and demo PurchasePro's
                         products and services in, Gateway Business Centers in Gateway Country stores throughout the world, and (iii) services in five (5) different languages, localized by Gateway. Phase II Training Services shall be rendered by Gateway pursuant to the following process: (a) PurchasePro shall provide statements of work to Gateway from time to time identifying the Training Services to be rendered and the time for delivery by Gateway of such Training Services; (b) Gateway and PurchasePro shall work in good faith to refine the proposed statement of work, consistent with PurchasePro requirements and Gateway's available and future training resources and capabilities; (c) Gateway shall use its best efforts to accommodate PurchasePro's reasonable requests for Training Services; and (d) in the event of any disagreement, the parties shall resolve such disagreement in accordance with Section 16.

          2.      Marketing Services. Gateway shall provide marketing services
                  ------------------
                  to PurchasePro, which marketing services shall include Phase I Marketing Services and Phase II Marketing Services (each defined below, and collectively the "Marketing Services"). Phase I Marketing Services shall be delivered by Gateway to PurchasePro as soon as practicable upon execution of this Agreement, and Phase II Marketing Services shall be delivered to PurchasePro from time to time during the term of this Agreement as set forth below.

                  A. Phase I Marketing Services. As soon as practicable upon execution of this Agreement, Gateway shall provide PurchasePro with each of the following Marketing Services ("Phase I Marketing Services"): (i) mutually agreed upon marketing material concerning the Gateway private-labeled e-commerce marketplaces powered by PurchasePro (the "Marketplaces") to be sent by Gateway in coordination with PurchasePro to small to medium-sized business ("SMB") customers of Gateway provided that any communications shall comply with Gateway's Privacy Policy published on its web site, (ii) preparation of Gateway's distribution systems for inclusion of promotional literature pertaining to the Marketplaces with the printed materials supplied SMB systems to be shipped by Gateway, in the United States,
                         (iii) development services to add a logo and a link to the Marketplaces on the Gateway.com web site and (iv) an email blast to SMB customers of Gateway announcing the development of the Gateway Marketplace. Purchase Pro agrees to abide by Gateway's Privacy Policy with respect to any and all marketing activities of Purchase Pro to the clients set forth in (i), above.

                  B. Phase II Marketing Services. During the term of this Agreement, Gateway shall provide PurchasePro with each of the following Marketing Services ("Phase II Marketing Services"): (i) inclusion of a desktop icon for the Marketplaces on not less than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. SMB systems shipped by Gateway worldwide,
                         (ii) inclusion of promotional literature concerning the Marketplaces with the printed materials supplied for an aggregate of not less than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] SMB systems shipped by Gateway, (iii) provision at all times on the Gateway.com web site of a link to the Marketplaces , (iv) one or more e-mail blasts to registered SMB customers promoting the Marketplaces to customers in Gateway's database who have opted in for email marketing, and (v) advertisement of the Marketplaces products and services in Gateway SMB catalogues on a quarterly basis. This Agreement applies to the activities of the parties in the United States unless specifically provided otherwise. Phase II Marketing Services shall be rendered by Gateway pursuant to the following process: (a) PurchasePro shall provide statements of work to Gateway from time to time identifying the Marketing Services to be rendered and the time for delivery by Gateway of such Marketing Services; (b) Gateway and PurchasePro shall work in good faith to refine the proposed statement of work, consistent with PurchasePro requirements and Gateway's available and

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                         future training resources and capabilities; (c) Gateway
                         shall use its best efforts to accommodate PurchasePro's reasonable requests for Marketing Services; and (d) in the event of any disagreement, the parties shall resolve such disagreement in accordance with Section
                         16.

          3.      Rates; Minimum and Maximum Value. All Training Services and
                  --------------------------------
                  Marketing Services rendered by Gateway hereunder shall be rendered at Gateway's standard pricing with respect thereto as described to PurchasePro by Gateway prior to the date hereof, and the aggregate retail value of the services to be provided by Gateway under this Agreement, in all cases at Gateway's standard pricing, shall constitute not less than $40,000,000 in bona fide value, nor exceed the consideration allocated thereto as set forth in Exhibit A.

          4.      Consideration.
                  -------------

                  A. Phase I Warrant. As consideration for the Phase I Training Services and Phase I Marketing Services, PurchasePro shall issue to Gateway immediately upon execution of this Agreement a warrant to purchase 425,314 shares of PurchasePro common stock pursuant to a warrant in substantially the form attached hereto as Exhibit B-1 (the "Phase I Warrant").

                  B. Phase II Warrant. As consideration for the Phase II Training Services and Phase II Marketing Services, PurchasePro shall issue to Gateway immediately upon execution of this Agreement a warrant to purchase 574,686 shares of PurchasePro common stock pursuant to a warrant in substantially the form attached hereto as Exhibit B-2 (the "Phase II Warrant").

                  C. Warrant III. As additional consideration, PurchasePro shall issue to Gateway immediately upon execution of this Agreement, a warrant to purchase 500,000 shares of Purchase Pro common stock pursuant to a warrant substantially in the form attached hereto as Exhibit B-3 (the "Marketplace Warrant").

          5.      Trademarks. The parties specifically recognize each other's
                  ----------
right, title and interest in and to their respective trade names, trademarks, service marks and related logos (the "Marks") which may be used hereunder, and each party agrees that it will do nothing inconsistent with the other's ownership, and that all use of the Marks shall inure to the benefit of and be on behalf of the owner. Each party shall, at all times, make proper use of the other's Marks and not take any action inconsistent with the owner's ownership, including, but not limited to, obtaining prior written approval from the other party as to any materials using that party's Marks. Neither party will modify or alter the other's trademarks or logos without prior written consent, which may be withheld in that party's sole discretion. Except to the extent necessary to protect rights held by it prior to the Effective Date, neither party will in any way or at any time dispute or attack the validity or harm or contest the rights of the other party in or to any of its Marks. Upon expiration or termination of this Agreement, each agrees to immediately cease the use of the other's Marks. Each party authorizes the other to use its Marks for the purposes described in this Agreement, provided that each party agrees that, with respect to the other party's Marks:

                  (i) this is not a "trademark license" by which it is in any way using the Marks to indicate origin of its products or services;

                  (ii) it will not display the Marks in a negative light, disparage them, or use them in connection with immoral materials or any other way which would denigrate any Mark;

                  (iii) its display of the Marks will be at the other party's review and approval prior to distribution; and

                  (iv) it will include a standard trademark acknowledgment statement in all materials.

          6.      Ownership of Work Product. Subject to the provisions of
                  -------------------------
Section 10 relating to PurchasePro's proprietary information, PurchasePro acknowledges that all worldwide rights, title and interest to all plans, drawings, specifications, ideas, concepts, inventions, designs, sketches, models, programs, software, reports or other tangible work product produced by Gateway, its officers, directors, employees or consultants pursuant to this Agreement, and all prior drafts, derivations or versions thereof, regardless of whether such were incorporated into the Training Services ("Work Product"), shall be and remain the sole and exclusive property of Gateway when produced and Gateway shall be deemed the author thereof and the owner of all rights therein including, without limitation, all copyright and trademarks.

          7.      Term. This Agreement, unless terminated sooner pursuant to
                  ----
Section 8, shall be for a term of two (2) years after the date hereof.

          8.      Termination Upon Default. If either party shall violate or
                  ------------------------
breach any material term, condition or covenant contained herein and shall not remedy such violation or breach within sixty (60) days after receipt of written notice thereof from the other party, the party not in violation or breach may terminate this Agreement, effective immediately upon written notice to the party in violation or breach. Upon any such termination, both parties shall immediately discontinue all use of all intellectual and other property of the other party and return to the other party all copies of any written or electronic information which is the property of PurchasePro. The following Sections shall survive any expiration or termination of this Agreement: Sections 5, 6, 10, 11, 12, 16 and 17.

          9.      Warranties. Each party represents and warrants that it has all
                  ----------
corporate power and authority to enter into and perform all obligations under this Agreement.

          10.     Ownership of Intellectual Property. Gateway and PurchasePro
                  ----------------------------------
each acknowledge and agree that the other owns and retains all right, title and interest in any services, software products, intellectual property rights, source code, documentation, any future modifications and all related materials that may be provided by such party under the terms of the Agreement.

          11.     Confidential Information. Each party acknowledges that it may
                  ------------------------
receive valuable trade and business secrets and other proprietary and confidential information, including, without limitation, information about the other party's business, products, equipment, systems, techniques and practices (collectively, "Confidential Information") (for purposes of this Section 11, a party receiving Confidential Information shall be referred to as a "Receiving Party" and a party disclosing Confidential Information shall be referred to as a "Disclosing Party"). The Receiving Party shall, and shall cause its employees and agents to, strictly maintain the confidentiality of the Confidential Information and not disclose, disseminate or otherwise give Confidential Information to any other person, firm, organization or third party, except for an employee or agent of Receiving Party who has a reasonable need to obtain access and who has agreed in writing to not disclose, and not to use for any other purpose, the Confidential Information. Notwithstanding the foregoing, (A) the obligations of confidentiality set forth in this Section 11 with respect to Confidential Information shall not apply to any information that: (i) is or becomes publicly known without violation by Receiving Party; (ii) is already known to Receiving Party without restrictions at the time of its disclosure by Disclosing Party, as evidenced by the written records of Receiving Party; (iii) after its disclosure to Receiving Party by Disclosing Party, is made known to Receiving Party without restrictions by a third party having the right to do so; or (iv) is legally required to be disclosed by Receiving Party pursuant to a judicial order from a court of competent jurisdiction (provided that Receiving Party promptly informs Disclosing Party of the requirement and affords Disclosing Party a reasonable opportunity to contest the required disclosure), and (B) neither party shall be restricted from making any disclosure of this Agreement and the transactions contemplated herein to the extent required by Federal or state securities laws or in connection with the requirements of the Nasdaq National Market. The foregoing obligations of confidentiality shall survive termination or expiration of this Agreement.

          A. Public Statements. Except as required by law, neither party shall publicly announce or disclose the existence of this Agreement or its terms and conditions or advertise or release any publicity regarding this Agreement without the prior written consent of the

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                  other party. In the case of Gateway, such consent must be
                  given by Gateway's Vice President of Corporate Communications.

          B. Use of Customer Data. PurchasePro will not disclose to any third party any information and data concerning Gateway customers disclosed by Gateway to PurchasePro (to be known as "Gateway Customer Information" and which shall be the Confidential Information of Gateway) and will not use the Gateway Customer Information to offer, sell or target Gateway's customers as a group for any promotion or offer except in furtherance of this Agreement or as part of a general customer mailing, promotion or offer, not selecting or identifying such customers as such in any such mailings, promotions or offers. The obligations of PurchasePro set forth in this Section 11(B) shall survive the termination of this Agreement.

          12.     Limitations On Liability. NEITHER PARTY SHALL BE LIABLE TO THE
                  ------------------------
OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND OR AMOUNT, REGARDLESS OF LEGAL THEORY (INCLUDING TORT, BREACH OF CONTRACT OR STRICT LIABILITY) ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

          13.     Force Majeure. Each party to the Agreement shall be excused
                  -------------
from any delay or failure in its performance thereunder, other than for payment of money, caused by any disruption or slow speed of the Internet, break-downs of security or introduction of computer viruses (and the like) by third parties, any labor dispute, government requirement, act of God, or any other cause beyond its control. Such party shall use best efforts to cure any such failure or delay in performance arising from a force majeure condition, and shall timely advise the other party of such efforts.

          14.     Assignment. Neither party may assign this Agreement without
                  ----------
the prior written permission of the other party (whether voluntarily by operation of law or otherwise), not to be unreasonably withheld. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

          15.     Waiver & Amendment. No party to the Agreement shall be deemed
                  ------------------
to have waived any rights under, or as the result of any default under or breach of, the Agreement unless the waiver is set forth in a writing signed by the party. Any waiver of any default or breach of the Agreement shall not be construed to constitute a waiver of any other default or breach whether similar or not.

          16.     Dispute Resolution. This Agreement shall be governed by and
                  ------------------
construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles). All disputes arising out of or in connection with this Agreement shall be handled as follows: a representative of the party who raises the dispute will notify the other party's representative in writing of the dispute, and the non-complaining party will exercise good faith efforts to resolve the matter as expeditiously as possible within ten (10) business days. Failing such resolution, the matter shall be submitted to one senior manager of each party for resolution by mutual agreement within ten (10) business days. Failing such resolution, the matter shall be submitted to one executive officer of each party for resolution by mutual agreement within thirty
(30) calendar days. Failing resolution by the parties' executive officers, the dispute shall be submitted to arbitration in New York, New York under the Code of Procedure of the National Arbitration Forum (NAF). The dispute shall be decided by one neutral arbitrator selected by mutual agreement from the parties' respective lists of three (3) nominees. Failing such agreement within twenty
(20) days, the NAF shall select the arbitrator, who shall have no authority to award punitive or exemplary damages. If a party prevails on an entire claim, the losing party shall pay all of the winning party's costs of arbitration, including any arbitrator's fees. If neither party prevails entirely, the arbitrator may apportion such costs in

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accordance with the matter's disposition. The arbitrator's decision shall be final and shall bind both parties. The foregoing procedures to the contrary notwithstanding, each party shall have the right to seek immediate injunctive or other judicial relief against or from any ongoing or impending injury or damage which the foregoing dispute resolution procedure would not in that party's reasonable opinion avoid.

          17.     Independent Contractor. Each party acknowledges that it is an
                  ----------------------
independent contractor under this Agreement and has complete responsibility and discretion in the conduct of its business. Each party acknowledges that it has no power or authority to act as the other's representative or agent, to bind or commit the other in any way or to transact business in the name of such party. Nothing in this Agreement shall be construed as creating a partner, joint venture or agency relationship between PurchasePro and Gateway.

          18.     General. The Agreement and any attached Exhibits contain the
                  -------
entire agreement of the parties and supercede any and all prior representations or agreements, whether oral or written, relating to the subject matter of the Agreement. The following Exhibits are attached to and made part of this
Agreement: Maximum Values for Services (Exhibit A); Phase I Warrant (Exhibit B-
1); Phase II Warrant (Exhibit B-2); and Marketplace Warrant (Exhibit B-3). This Agreement may be amended or modified only by a writing signed by an authorized representative of each party. If any term, clause or provision of the Agreement is at any time judged to be invalid for any reason, such invalidity shall not affect the validity or operation of any other term, clause or provision and such invalid term, clause or provision shall be considered to have been deleted from the Agreement.

          19.     Notices. Any notices, requests and other communications
                  -------
required or permitted to be given under this Agreement shall be in writing and
(i) delivered in person, which delivery the recipient agrees to acknowledge in writing; (ii) transmitted by facsimile with a confirming copy delivered on the next business day by a nationally recognized overnight courier service; (iii) deposited in the United States postal service mail postage fee prepaid, for mailing by first-class, registered or certified mail or (iv) sent by a nationally recognized overnight courier service, addressed as follows:

          If to Gateway:

          Gateway Companies, Inc.
          4545 Towne Centre Court
          San Diego, CA 92121
          Attention: General Counsel
          Facsimile:  858-799-3442

          If to PurchasePro:

          PurchasePro, Inc.
          3921 North Buffalo Drive, Suite 2
          Las Vegas, Nevada 89129
          Fax:     (702) 316-7001
          Attention:  General Counsel

     or to such other address or individual as either party may specify from time to time by written notice given by such party. Any notice shall be deemed given on the earlier of: (a) the date it was so delivered in person or transmitted by facsimile, or (b) two (2) days from the date it was so delivered by courier, (c) four (4) days from the date mailed, or (d) the date on which receipt is acknowledged by the recipient. Communications by e-mail shall not be deemed to be in writing for any purpose under this Agreement.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                      PURCHASEPRO.COM, INC.



                                      By:
                                         ------------------------------------

                                      Its:
                                          -----------------------------------

                                      GATEWAY COMPANIES, INC.



                                      By:
                                         ------------------------------------

                                      Its:
                                          -----------------------------------

EXHIBIT A


                           MAXIMUM VALUE OF SERVICES


         1.       Phase I Training Services             *
         2.       Phase I Marketing Services            *
         3.       Phase II Training Services            *
         4.       Phase II Marketing Services           *


*[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

EXHIBIT B-1


                            FORM OF PHASE I WARRANT

                                  [ATTACHED]

                                  EXHIBIT B-2

                           FORM OF PHASE II WARRANT

                                  [ATTACHED]

                                  EXHIBIT B-3

                          FORM OF MARKETPLACE WARRANT

                                  [ATTACHED]